EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Swift Transportation Company (the “Company”) for the quarter ending March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned, certify, to the best of our knowledge, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

SWIFT TRANSPORTATION COMPANY, a Delaware corporation
By:	/s/ Jerry Moyes
Jerry Moyes
Chief Executive Officer and Director

May 11, 2011

By:	/s/ Virginia Henkels
Virginia Henkels
Executive Vice President and Chief Financial Officer

May 11, 2011